UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): June 2, 2006

                             TRIARC COMPANIES, INC.
                --------------------------------------------------
              (Exact name of registrant as specified in its charter)


 DELAWARE                       1-2207                       38-0471180
 -----------------              --------------               --------------
 (State or Other                (Commission                  (I.R.S. Employer
 Jurisdiction of                File Number)                 Identification No.)
 Incorporation)

 280 Park Avenue
 New York, NY                                               10017
 ------------------------------------------------------------------------------
 (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code: (212) 451-3000

                                N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

     On June 2, 2006, Triarc Companies, Inc. ("Triarc") and Arby's Restaurant Group, Inc. ("Arby's"), a subsidiary of Triarc, issued a press release announcing certain organizational changes, including the appointment of Tom Garrett as President and Chief Operating Officer and Stephen Hare as Chief Financial Officer of Arby's. A copy of the press release is furnished as Exhibit
99.1 to this Current Report.

     The information in this Current Report, including the Exhibit hereto, is being furnished, not filed, pursuant to Regulation FD. The information in this Current Report, including the Exhibit hereto, shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report, including the Exhibit hereto, is not intended to, and does not, constitute a determination or admission that the information in this Current Report, including the Exhibit hereto, is material, or that investors should consider this information before making an investment decision with respect to any security of Triarc.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits

99.1        Press release of Triarc Companies, Inc. and Arby's Restaurant
               Group, Inc. dated June 2, 2006.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TRIARC COMPANIES, INC.


                                    By:/s/STUART ROSEN
                                       ------------------------------
                                       Stuart I. Rosen
                                       Senior Vice President
                                          and Secretary

Dated:   June 2, 2006

                                  EXHIBIT INDEX

Exhibit                   Description
-------                   -----------

99.1     Press release of Triarc Companies, Inc. and Arby's Restaurant Group,
            Inc. dated June 2, 2006.